                                                                   Exhibit 10.19




               TENTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
                          DATED AS OF FEBRUARY 3, 1998
                AMONG LASALLE BUSINESS CREDIT, INC., AS A LENDER
                    AND AS COLLATERAL AGENT FOR THE LENDERS,
               LASALLE BANK NATIONAL ASSOCIATION, AS A LENDER AND
                    AS ADMINISTRATIVE AGENT FOR THE LENDERS,
                        AND COBRA ELECTRONICS CORPORATION

     THIS TENTH AMENDMENT (this "Amendment") is made as of the ____ day of December, 2001 to the Loan and Security Agreement dated February 3, 1998 (as amended from time to time, the "Loan Agreement"); unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement among Cobra Electronics Corporation ("Borrower"), LaSalle Business Credit, Inc., as Collateral Agent, LaSalle Bank National Association (formerly known as LaSalle National Bank), as Administrative Agent (collectively, "Agents"), and the Lenders from time to time party thereto.

     WHEREAS, Borrower has requested that Agents and Lenders amend the Loan Agreement to extend the maturity date, and Agents and Lenders have agreed to do so subject to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants herein contained, and such other consideration as the parties mutually agree, the parties hereto agree as follows:

     1. Amendment. Borrower, Agents and Lenders agree to amend the Loan
        ---------
Agreement as follows:

     (a) The first sentence of subparagraph 3(a) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

          Subject to the terms and conditions of this Agreement, and the Other Agreements, during the Original Term, Collateral Agent shall, absent the existence of an Event of Default, from time to time cause the Issuing Bank to issue, and Collateral Agent shall co-sign for, upon Borrower's request, Letters of Credit; provided, that (i) the Letters of Credit shall be in
                        --------
     form and substance acceptable to Collateral Agent in its reasonable credit judgment, (ii) Borrower may request that the Letter of Credit be denominated in Euros so long as the aggregate Dollar Equivalent amount of such Letters of Credit denominated in Euros plus the Dollar Equivalent amount of all Revolving Loans made in Euros shall not exceed $1,500,000 and
     (iii) the aggregate undrawn face amount of all such Letters of Credit, including then Dollar Equivalent of all Letters of Credit denominated in Euros, shall at no time exceed Twenty-Five Million Dollars ($25,000,000); and provided further, that no Letter of Credit shall have an expiry date
         -------- -------
     (i) (x) with respect to standby Letters of Credit, more than 365 days from the date of issuance or (y) with respect to documentary

     Letters of Credit, more than one hundred eighty (180) days from the later of the date of issuance and the most recent amendment of the expiry date, or as otherwise approved by Collateral Agent, or (ii) later than March 31, 2002.

     (b) The first sentence of Paragraph 12 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

          "This Agreement shall be in effect from the date hereof until January 31, 2002 ("Original Term"); provided, however, that the security interests
                                 --------  -------
     and liens created under this Agreement and the Other Agreements shall survive such termination until the date upon which payment and satisfaction in full of the Liabilities shall have occurred.

     2. Representations and Warranties of Borrower. Borrower represents and
        ------------------------------------------
warrants that, as of the date hereof:

     (a) Borrower has the right and power and is duly authorized to enter into this Agreement and all other agreements executed in connection herewith;

     (b) No Event of Default or an event or condition which upon notice, lapse of time or both will constitute an Event of Default has occurred and is continuing;

     (c) The execution, delivery and performance by Borrower of this Amendment and the other agreements to which Borrower is a party (i) have been duly authorized by all necessary action on its part; (ii) do not and will not, by the lapse of time, giving of notice or otherwise, violate the provisions of the terms of its Articles of Certificate of Incorporation or By-Laws, or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower is a party, or which purports to be binding on Borrower or any of its properties; (iii) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any governmental restriction to which Borrower or any of its properties may be subject; and (iv) do not and will not, except as contemplated in the Loan Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any of Borrower's properties under any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which Borrower is a party or which purports to be binding on Borrower or any of its properties;

     (d) No consent, license, registration or approval of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the other agreements executed by Borrower in connection herewith;

     (e) This Amendment and the other agreements executed by Borrower in connection herewith have been duly executed and delivered by Borrower and are enforceable against Borrower in accordance with their terms; and

     (f) All information, reports and other papers and data heretofore furnished to Agents by Borrower in connection with this Agreement, the Loan Agreement and Other

Agreements are accurate and correct in all material respects and complete insofar as may be necessary to give Agents true and accurate knowledge of the subject matter thereof. Borrower has disclosed to Agents every fact of which it is aware which would reasonably be expected to materially and adversely affect the business, operations or financial condition of Borrower or the ability of Borrower to perform its obligations under this Amendment, the Loan Agreement or under any of the Other Agreements. None of the information furnished to Agents by or on behalf of Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

     3. Conditions Precedent. The amendments to the Loan Agreement set forth in
        --------------------
this Amendment shall become effective as of the date of this Amendment upon execution by all parties hereto.

     4. Fees and Expenses. Borrower agrees to pay all legal fees and other
        -----------------
expenses, whether for in-house or outside counsel, incurred by Agents and Lenders in connection with this Agreement and the transactions contemplated hereby.

     5. Loan Agreement Remains in Force. Except as specifically amended hereby,
        -------------------------------
all of the terms and conditions of the Loan Agreement shall remain in full force and effect and this Agreement shall not be a waiver of any rights or remedies which Agents or Lenders have provided for in the Loan Agreement and all such terms and conditions are herewith ratified, adopted, approved and accepted.

     6. Additional Documents. Upon the request of Collateral Agent, Borrower
        --------------------
will cause to be done, executed, acknowledged and delivered all such further acts, conveyances and assurances as Collateral Agent from time to time may reasonably request of Borrower for accomplishing the transaction referred to herein.

     7. No Novation. This Amendment and all other agreements executed by
        -----------
Borrower on the date hereof are not intended to nor shall be construed to create a novation or accord and satisfaction, and shall only be a modification and extension of the existing Liabilities of Borrower to Lenders.

     8. Entire Agreement. This Amendment and the other documents it refers to
        ----------------
comprise the entire agreement relating to the subject matter they cover and supersede any and all prior written or oral agreements among Agents, Lenders and Borrower relating thereto.

     9. Severability. Any provision of this Amendment that is prohibited or
        ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Except as expressly provided for herein, the terms and conditions of the Loan Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower, Agents and Lenders have caused this Amendment to be duly executed by their proper duly authorized officers oaf the day and year first set forth above.

                                      LASALLE BUSINESS CREDIT, INC., as
                                      Collateral Agent and Lender


                                      By
                                         ---------------------------------------
                                      Its
                                         ---------------------------------------


                                      LASALLE BANK NATIONAL
                                      ASSOCIATION, as Administrative Agent
                                      and Lender


                                      By
                                         ---------------------------------------
                                      Its
                                         ---------------------------------------


                                      COBRA ELECTRONICS CORPORATION


                                      By
                                         ---------------------------------------
                                      Its
                                         ---------------------------------------